Questions & Answers

DWS Dreman Financial Services Fund

DWS Equity Trust

Q&A

Q. What is happening?

A. Deutsche Asset Management (or “DeAM” as defined on page 15 of the enclosed Prospectus/Proxy Statement) is proposing to merge DWS Dreman Financial Services Fund into DWS Dreman High Return Equity Fund.

Q. What issue am I being asked to vote on?

A. You are being asked to vote on the proposal to merge DWS Dreman Financial Services Fund into DWS High Return Equity Fund.

After carefully reviewing the proposal, the Board of Trustees of DWS Equity Trust (the “Trust”), of which DWS Dreman Financial Services Fund is a series, has determined that this action is in the best interests of the Fund. The Board unanimously recommends that you vote for this proposal.

Q. Why has this proposal been made for my Fund?

A. The merger of DWS Dreman Financial Services Fund into DWS Dreman High Return Equity Fund is part of an ongoing program initiated by DeAM to restructure its product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. As a part of this program, DeAM has advised the Board that because DeAM believes DWS Dreman Financial Services Fund is relatively small and has little opportunity for growth, DeAM no longer wishes to manage or support the Fund in its current form. Accordingly, DeAM has proposed the merger of DWS Dreman Financial

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Services Fund into another fund managed by Dreman Value Management LLC—DWS Dreman High Return Equity Fund—which is much larger and has a better investment performance track record.

While DeAM believes that DWS Dreman High Return Equity Fund should provide a comparable investment opportunity for shareholders of DWS Dreman Financial Services Fund, there are a number of significant differences in the portfolios of each fund. DeAM has estimated that approximately 63% of the portfolio of DWS Dreman Financial Services Fund will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, DWS Dreman Financial Services Fund’s portfolio will conform to DWS Dreman High Return Equity Fund’s investment objective, policies, restrictions and strategies. As noted below, DeAM will pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of the Fund’s portfolio.

Q. Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A. No. DeAM will bear these costs.

Q. Will I have to pay federal income taxes as a result of the merger?

A. The merger is expected to be a tax-free transaction for federal income tax purposes, and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. As discussed above, a substantial portion of the portfolio will be sold in connection with the merger. The actual federal income tax impact of such sales will depend on the difference between the price at which portfolio assets are sold and DWS Dreman Financial Service Fund’s basis in such assets. Any capital gains recognized in

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these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the DWS Dreman Financial Services Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. If the contemplated liquidation had occurred on May 31, 2006, the estimated capital gain dividend and net short-term capital gain distribution would have been $20,619,112 and $2.93 per share, respectively. Of course, you may also be subject to capital gains as a result of the normal operations of your Fund whether or not the transaction occurs.

Q. Upon merger, will I own the same number of shares?

A. The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of DWS Dreman High Return Equity Fund, which will probably be different from the net asset value per share of DWS Dreman Financial Services Fund.

Q. When would the merger take place?

A. If approved, the merger would occur on or about November 20, 2006 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q. How can I vote?

A. You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

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■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q. If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the Trust as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q. Will I be able to continue to track my Fund’s performance in the newspaper, on the Internet or through the voice response system (DWS ScudderACCESS)?

A. Yes. You will be able to continue to track your Fund’s performance through all these means.

Q. Whom should I call for additional information about this proxy statement?

A. Please call Computershare Fund Services, your Fund’s proxy solicitor, at 1-866-774-4940.

DWS DREMAN FINANCIAL SERVICES FUND

A Message from the President of DWS Equity Trust

August 18, 2006

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in DWS Dreman Financial Services Fund (“Financial Services Fund”). While you are, of course, welcome to join us at the Financial Services Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Financial Services Fund into DWS Dreman High Return Equity Fund (“High Return Fund”). In this merger, your shares of Financial Services Fund would, in effect, be exchanged, on a tax-free basis, for shares of High Return Fund with an equal aggregate net asset value.

The proposed merger of Financial Services Fund into High Return Fund is part of an ongoing program initiated by Deutsche Asset Management (or “DeAM” as defined on page 15 of the enclosed Prospectus/Proxy Statement). The program is intended to restructure its product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. As a part of this program, DeAM has advised the Board of Trustees of DWS Equity Trust (the “Trust”) that because DeAM believes Financial Services Fund is relatively small and has little opportunity for growth, DeAM no longer wishes to manage or support the Fund in its current form. Accordingly, DeAM has proposed the merger of Financial Services Fund into another fund managed by Dreman Value Management LLC—High Return Fund—which is much larger and has a better investment performance track record.

In determining to recommend approval of the merger, the Trustees conducted a thorough review of the potential implications of the merger, and concluded that the Fund’s participation in the proposed merger would be in the best interests of Financial Services Fund and would not dilute the interests of its existing shareholders. If the merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2006.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on High Return Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Financial Services Fund’s proxy solicitor, at 866-774-4940 or contact your financial advisor. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Equity Trust

DWS DREMAN FINANCIAL SERVICES FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of DWS Dreman Financial Services Fund:

A Special Meeting of Shareholders of DWS Dreman Financial Services Fund (“Financial Services Fund”) will be held October 31, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Financial Services Fund to DWS Dreman High Return Equity Fund (“High Return Fund”), in exchange for shares of High Return Fund and the assumption by High Return Fund of all liabilities of Financial Services Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Financial Services Fund in complete liquidation and termination of Financial Services Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Financial Services Fund at the close of business on August 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

August 18, 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS DREMAN FINANCIAL SERVICES FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 21.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, DWS Dreman Financial Services Fund’s proxy solicitor, at the special toll-free number we have set up for you 1-866-774-4940 or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

August 15, 2006

Acquisition of the assets of:	By and in exchange for shares of:

DWS Dreman Financial Services Fund a series of DWS Equity Trust	DWS Dreman High Return Equity Fund a series of DWS Value Series, Inc.

222 S. Riverside Plaza Chicago, IL 60606 800-621-1048	222 S. Riverside Plaza Chicago, IL 60606 800-621-1048

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Dreman Financial Services Fund (“Financial Services Fund”) into DWS Dreman High Return Equity Fund (“High Return Fund”). High Return Fund and Financial Services Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Financial Services Fund will receive a number of full and fractional shares of the corresponding class of High Return Fund equal in value as of the Valuation Time (as defined below on page 21) to the total value of such shareholder’s Financial Services Fund shares.

This Prospectus/Proxy Statement is being mailed on or about August 18, 2006. It explains concisely what you should know before voting on the matter described herein or investing in High Return Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of High Return Fund dated March 1, 2006, as supplemented from time to time, for Class A, B and C shares, a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Financial Services Fund dated March 1, 2006, as supplemented from time to time, for Class A, B and C shares;

(iii)	the statement of additional information of Financial Services Fund dated March 1, 2006, as supplemented from time to time, for Class A, B and C shares;

(iv)	the statement of additional information relating to the proposed merger, dated August 15, 2006 (the “Merger SAI”); and

(v)	the audited financial statements and related independent public accounting firm’s report for Financial Services Fund contained in the Annual Report for the fiscal year ended November 30, 2005, and the updated unaudited financial statements contained in the Semi-annual Report for the six-month period ended May 31, 2006.

No other parts of the prospectuses, statements of additional information (“SAIs”), Semi-annual Report or Annual Report are incorporated by reference herein.

The updated financial highlights for High Return Fund contained in the Semi-annual Report to shareholders for the period ended May 31, 2006, are attached to this Prospectus/Proxy Statement as Exhibit B.

Shareholders may get free copies of the Annual Report, Semi-annual Report, prospectus and/or SAI for a Fund, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of Financial Services Fund, shares of High Return Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Financial Services Fund’s proxy solicitor, at 1-866-774-4940, or contact your financial advisor.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of DWS Equity Trust (the “Trust”), of which Financial Services Fund is the sole series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Financial Services Fund into High Return Fund. If approved by shareholders, all of the assets of Financial Services Fund will be transferred to High Return Fund solely in exchange for the issuance and delivery to Financial Services Fund of shares of High Return Fund (“Merger Shares”) with a value equal to the value of Financial Services Fund’s assets net of liabilities and for the assumption by High Return Fund of all liabilities of Financial Services Fund. All Merger Shares delivered to Financial Services Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Financial Services Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to my shares of Financial Services Fund as a result of the merger?

Your shares of Financial Services Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of High Return Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 21).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

In determining to recommend that shareholders of Financial Services Fund approve the merger, the Trustees considered, among others, the following factors:

•	That, as part of its ongoing program to restructure its product line, Deutsche Asset Management (or “DeAM” as defined below on page 15) would like to eliminate funds with little opportunity for growth and no longer wishes to manage or support Financial Services Fund;

•	Various alternatives to the proposed merger (e.g., liquidation of Financial Services Fund);

•	That DeAM recommended the merger based on its belief that High Return Fund has a similar investment objective and strategy to Financial Services Fund, relative to other DWS funds; and

•	The proposed merger would address Financial Services Fund’s long-term relative underperformance.

In addition, the Trustees noted that DeAM has agreed to cap the total operating expense ratios of the combined fund at lower levels than the current total expense ratios of Financial Services Fund for approximately three years following the merger. The Trustees also noted that DeAM agreed to pay all costs associated with the merger, including but not limited to any transaction costs associated with the repositioning of Financial Services Fund’s portfolio.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Financial Services Fund and (2) the interests of the existing shareholders of Financial Services Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement (as defined on page 19) effecting the merger.

4.	What are the investment goals, policies and restrictions of the Funds?

Financial Services Fund seeks to provide long-term capital appreciation. High Return Fund seeks to achieve a high rate of total return. Under normal circumstances, Financial Services Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. While Financial Services Fund invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities and up to 20% of net assets in investment-grade debt securities.

Under normal circumstances, High Return Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of large US companies. High Return Fund may also invest up to 20% of total assets in foreign securities.

Although it is not a principal investment strategy for either Fund, each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, each Fund may use futures, currency options and forward currency transactions. Each Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

While DeAM believes that High Return Fund should provide a comparable investment opportunity for shareholders of Financial Services Fund, there are a number of significant differences in the portfolios of each Fund. DeAM has estimated that approximately 63% of the portfolio of Financial Services Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with High Return Fund’s investment objective, policies, restrictions and strategies.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of May 31, 2006, and DeAM’s estimation of the portfolio composition of High Return Fund assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund, excluding cash equivalents)

	Financial Services Fund	High Return Fund	High Return Fund —Estimated (assuming consummation of merger)(1)
Consumer Staples	3%	17%	17%
Consumer Discretionary	0%	6%	6%
Industrials	0%	8%	8%
Information Technology	0%	2%	2%
Utilities	0%	1%	1%
Energy	11%	21%	21%
Health Care	0%	18%	18%
Financials:
Banks	28%	11%	11%
Capital Markets	14%	0%	0%
Consumer Finance	2%	0%	0%
Diversified Financial Services	32%	13%	13%
Insurance	9%	3%	3%
Real Estate	1%	0%	0%

Total Financials	86%	24%	27%

	100%	100%	100%

(1)	Reflects DeAM’s estimation of the portfolio composition of High Return Fund subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, a significant portion of the portfolio of Financial Services Fund will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of High Return Fund. There can be no assurance as to actual portfolio composition of High Return Fund subsequent to the merger.

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended May 31, 2006 and the pro forma estimated expense ratios of High Return Fund assuming consummation of the merger.

Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A		Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
Financial Services Fund	5.75%	(1)	None	None
High Return Fund	5.75%	(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)
Financial Services Fund	None	(2)	4.00%	1.00%
High Return Fund	None	(2)	4.00%	1.00%
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3)
Financial Services Fund	2.00%		2.00%	2.00%
High Return Fund	2.00%		2.00%	2.00%

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted.
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on all applicable redemptions or exchanges.

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of Financial Services Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses
Financial Services Fund
Class A	0.75%	0.24%	0.62%		1.61%	—	1.61%
Class B	0.75%	1.00%	0.64%		2.39%	—	2.39%
Class C	0.75%	1.00%	0.64%		2.39%	—	2.39%
High Return Fund
Class A	0.69%	0.24%	0.19%		1.12%	—	1.12%
Class B	0.69%	0.99%	0.28%		1.96%	—	1.96%
Class C	0.69%	0.99%	0.19%		1.87%	—	1.87%
High Return Fund (Pro forma combined)
Class A	0.68%	0.25%	0.19	%(1)	1.12%	—	1.12	%(2)
Class B	0.68%	1.00%	0.28	%(1)	1.96%	—	1.96	%(2)
Class C	0.68%	1.00%	0.19	%(1)	1.87%	—	1.87	%(2)

(1)	Other expenses are estimated, accounting for the effect of the merger.
(2)	Contingent upon effectuation of the merger, through February 28, 2010, Deutsche Investment Management Americas Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund total operating expenses at 1.12%, 1.96% and 1.87% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Deutsche Investment Management Americas Inc. (“DeIM” or “Advisor”), the investment manager for the Funds, expects the combined Fund to incur in the first year following the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Financial Services Fund Assuming you sold your shares at the end of each period.
Class A	$729	$1,054	$1,401	$2,376
Class B	$642	$1,045	$1,475	$2,355
Class C	$342	$745	$1,275	$2,726
Assuming you kept your shares.
Class A	$729	$1,054	$1,401	$2,376
Class B	$242	$745	$1,275	$2,355
Class C	$242	$745	$1,275	$2,726
High Return Fund Assuming you sold your shares at the end of each period.
Class A	$683	$911	$1,156	$1,860
Class B	$599	$915	$1,257	$1,868
Class C	$290	$588	$1,011	$2,190
Assuming you kept your shares.
Class A	$683	$911	$1,156	$1,860
Class B	$199	$615	$1,057	$1,868
Class C	$190	$588	$1,011	$2,190
High Return Fund (Pro forma combined) Assuming you sold your shares at the end of each period.
Class A	$683	$911	$1,156	$1,860
Class B	$599	$915	$1,257	$1,868
Class C	$290	$588	$1,011	$2,190
Assuming you kept your shares.
Class A	$683	$911	$1,156	$1,860
Class B	$199	$615	$1,057	$1,868
Class C	$190	$588	$1,011	$2,190

The table below compares the annual management fee schedules of the Funds, which are identical, expressed as a percentage of net assets. As of May 31, 2006, High Return Fund and Financial Services Fund had net assets of $7,681,737,962 and $90,767,840, respectively.

Financial Services Fund		High Return Fund (pre- and post-merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0 to $250 million	0.750%	$0 to $250 million	0.750%
$250 million to $1 billion	0.720%	$250 million to $1 billion	0.720%
$1 billion to $2.5 billion	0.700%	$1 billion to $2.5 billion	0.700%
$2.5 billion to $5 billion	0.680%	$2.5 billion to $5 billion	0.680%
$5 billion to $7.5 billion	0.650%	$5 billion to $7.5 billion	0.650%
$7.5 billion to $10 billion	0.640%	$7.5 billion to $10 billion	0.640%
$10 billion to $12.5 billion	0.630%	$10 billion to $12.5 billion	0.630%
Over $12.5 billion	0.620%	Over $12.5 billion	0.620%

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Financial Services Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Financial Services Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the total value of the shares of High Return Fund you receive will equal the total value of the shares of Financial Services Fund that you hold at the Valuation Time (as defined on page 21). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the outstanding voting securities of Financial Services Fund as defined in the Investment Company Act of 1940 (the “1940 Act”).

The Trustees of the Trust believe that the proposed merger is in the best interests of Financial Services Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of High Return Fund, and how do they compare with those of Financial Services Fund?

Objective and Strategies.    High Return Fund seeks to achieve a high rate of total return and Financial Services Fund seeks to provide long-term capital appreciation. Under normal circumstances, High Return Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). High Return Fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2005, the S&P 500 Index has a median market capitalization of $11.26 billion) and that the portfolio managers believe are undervalued. High Return Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although High Return Fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors.

In contrast, under normal circumstances, Financial Services Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies. Unlike High Return Fund, Financial Services Fund has elected to be classified as “non-diversified” and therefore invests in securities of relatively few issuers.

The Funds use a similar investment process. The portfolio managers begin by screening for stocks for High Return Fund and Financial Services Fund, whose price-to-earnings ratios are below the average for the S&P 500 Index and the Standard & Poor’s Financial Index, respectively. The portfolio managers then compare a company’s stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and, for High Return Fund, income.

Other Investments.    High Return Fund may also invest up to 20% of total assets in foreign securities and Financial Services Fund may also invest up to 30% of total assets in foreign securities and up to 20% of net assets in investment-grade debt securities. Although not one of either Fund’s principal investment strategies, each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, each Fund may use futures, currency options and forward currency transactions. Each Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers assemble each Fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for financial industries for Financial Services Fund, and for various sectors and industries for High Return Fund. For each Fund, the portfolio managers may favor securities from different industries (and sectors for High Return Fund) at different times, while still maintaining variety in terms of industries and companies represented. The portfolio managers will normally sell a stock when the portfolio managers believe its price is unlikely to go higher, it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities or, for Financial Services Fund, in the course of adjusting the emphasis on a given industry.

Securities Lending.    Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies.

•	Although major changes tend to be infrequent, the Board overseeing each Fund could change the investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to a Fund’s 80% investment policy.

•	Each Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

•	As a temporary defensive measure, High Return Fund and Financial Service Fund could shift up to 50% and 100%, respectively, of its assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a Fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	High Return Fund also may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Although DeAM believes that High Return Fund should provide a comparable investment opportunity for shareholders of Financial Services Fund, there are a number of significant differences in the portfolios of each Fund. Pursuant to the Agreement (as defined on page 19), DeAM has estimated that approximately 63% of the portfolio of Financial Services Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with High Return Fund’s investment objective, policies, restrictions and strategies.

Primary Risks.    As with any investment, you may lose money by investing in High Return Fund. Certain risks associated with an investment in High Return Fund are summarized below. Subject to certain exceptions, the risks of an investment in High Return Fund are similar to the risks of an investment in Financial Services Fund. More detailed descriptions of the risks associated with an investment in High Return Fund can be found in the High Return Fund prospectus and SAI.

The value of your investment in High Return Fund will change with changes in the values of the investments held by High Return Fund. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect High Return Fund’s investments as a whole. High Return Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Stock Market Risk.    As with most stock funds, an important factor with High Return Fund is how stock markets perform—in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments High Return Fund makes and High Return Fund may not be able to get attractive prices for them. An investment in Financial Services Fund is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in High Return Fund’s portfolio may decline in value.

Value Investing Risk.    As with any investment strategy, the “value” strategy used in managing High Return Fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the portfolio managers overestimate the value or return potential of one or more common stocks, High Return Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk.    While High Return Fund does not concentrate in any industry, to the extent that High Return Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Securities Lending Risk.    Any loss in the market price of securities loaned by High Return Fund that occurs during the term of the loan would be borne by High Return Fund and would adversely affect High Return Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by High Return Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Financial Services Fund is also subject to this risk.

Other factors that could affect the performance of both Funds include:

•	the portfolio managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Secondary Risks

Derivatives Risk.    Although not one of its principal investment strategies, High Return Fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that High Return Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose High Return Fund to the effects of leverage, which could increase High Return Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to High Return Fund. An investment in Financial Services Fund is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if High Return Fund has valued its securities too highly, you may end up paying too much for shares when you buy into High Return Fund. If High Return Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell. An investment in Financial Services Fund is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on High Return Fund so long as High Return Fund has a small asset base. High Return Fund may not experience a similar impact on its performance as its assets grow because it is unlikely High Return Fund will be able to obtain proportionately larger IPO allocations.

Performance Information.    The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The tables include the effects of maximum sales loads. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

High Return Fund—Class A Shares

For the periods included in the bar chart:

Best Quarter: 22.77%, Q3, 2000                Worst Quarter: -17.61%, Q3, 2002

Year-to-date performance through June 30, 2006 was 4.03%.

Financial Services Fund—Class A Shares

For the periods included in the bar chart:

Best Quarter: 22.64%, Q3, 2000                Worst Quarter: -16.57%, Q3, 2002

Year-to-date performance through June 30, 2006 was 3.01%.

Average Annual Total Returns

(for periods ended December 31, 2005)

	Past 1 year	Past 5 years	Past 10 years
High Return Fund
Class A
Return before Taxes	1.52%	4.53%	11.28%
Return after Taxes on Distributions	1.30%	4.15%	10.03%
Return after Taxes on Distributions and Sale of Fund Shares	1.27%	3.71%	9.27%
Class B (Return before Taxes)	3.83%	4.75%	11.00%
Class C (Return before Taxes)	6.89%	4.97%	11.04%
Index (reflects no deductions for fees, expenses or taxes)	4.91%	0.54%	9.07%

Index:    The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Past 1 year		Past 5 years	Since Inception*
Financial Services Fund
Class A
Return before Taxes	-	7.18%	2.42%	4.04%
Return after Taxes on Distributions	-	7.49%	2.16%	3.69%
Return after Taxes on Distributions and Sale of Fund Shares	-	4.26%**	1.99%	3.32%
Class B (Return before Taxes)	-	5.24%	2.64%	3.97%
Class C (Return before Taxes)	-	2.32%	2.83%	4.03%
Index 1 (reflects no deductions for fees, expenses or taxes)		4.91%	0.54%	3.19%
Index 2 (reflects no deductions for fees, expenses or taxes)		6.47%	3.76%	5.91%

Total returns for 1998 through 1999 would have been lower if operating expenses hadn’t been reduced.
*	Class A, B and C shares commenced operations on March 9, 1998. Index comparisons begin on March 31, 1998.
**	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Index 1:    The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2:    Standard & Poor’s Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call 1-800-621-1048 or visit the website at www.dws-scudder.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees/Directors of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM is a part of DeAM and is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment subadvisor for each Fund is Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Suite 230-4, Aspen, Colorado 81611. DVM was founded in 1977 and currently manages over $14 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by DeIM. Pursuant to a subadvisory agreement with DeIM, DVM performs some of the functions of the Advisor, including making each Fund’s investment decisions, buying and selling securities, selecting brokers and dealers and negotiating brokerage commissions and other dealer charges for each Fund.

David N. Dreman is the Lead Portfolio Manager for both Funds. Mr. Dreman is the Chairman, Chief Investment Officer and founder of DVM. He began his investment career in 1957. Mr. Dreman joined the investment team for High Return Fund in 1988. In 1998, he joined the investment team for Financial Services Fund.

F. James Hutchinson is a Portfolio Manager for both Funds. Mr. Hutchinson began his investment career in 1986 and joined each Fund’s portfolio management team in 2001. Prior to that, his experience includes over 30 years at The Bank of New York in both the corporate finance and trust/investment areas and as President of The Bank of New York (NJ).

Each Fund’s statement of additional information provides additional information about the Portfolio Managers’ investments in the Funds, a description of their compensation structure and information regarding other accounts they manage.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, DWS Scudder Distributors, Inc. (“DWS SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of High Return Fund and Financial Services Fund, and acts as agent of each Fund in the continuing offer of such shares. High Return Fund has adopted distribution and/or service plans on behalf of the Class A, B and C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution plans for Financial Services Fund. Rule 12b-1 distribution plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Pursuant to a services agreement with High Return Fund, which is substantially identical to the services agreement for Financial Services Fund, DWS SDI receives a services fee with respect to the Class A, B and C shares of each Fund. DWS SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of each Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Directors/Trustees and Officers.    The Directors overseeing High Return Fund, a series of DWS Value Series, Inc., are the same as the Trustees who oversee Financial Services Fund, a series of the Trust: Shirley D. Peterson (Chair), John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton and Robert H. Wadsworth. The officers of DWS Value Series, Inc. are the same as those of the Trust.

Independent Registered Public Accounting Firm (“Auditor”).    Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as each Fund’s independent registered public accounting firm. Ernst & Young LLP audits and reports on each Fund’s annual financial statements, reviews certain regulatory reports and each Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

Charter Documents.

DWS Value Series, Inc.    High Return Fund is one of five series of DWS Value Series, Inc. (the “Corporation”). The Corporation was organized as a Maryland corporation in October 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock. Currently, Class A, Class B, Class C, Class R, Class I, Class S and Institutional Class shares are offered by High Return Fund.

Shares.    The Directors of the Corporation have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors also may authorize the division of shares of High Return Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in High Return Fund’s prospectus. Each share has equal rights with each other share of the same class of the High Return Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate High Return Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings.    The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Shareholder Liability.    Pursuant to Maryland law, shareholders are generally not personally liable for the debts of the Corporation or any of its series.

Director Liability.    The Corporation’s Articles of Incorporation, as amended, provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Directors.    Each Director of the Corporation serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed. Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

DWS Equity Trust.    Financial Services Fund is a non-diversified series of DWS Equity Trust (the “Trust”), a registered open-end management investment company organized as a business trust under the laws of Massachusetts on January 6, 1998.

Shares.    The Trustees of the Trust have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees of the Trust also may authorize the division of shares of Financial Services Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Financial Service Fund’s prospectus.

Each share has equal rights with each other share of the same class of Financial Services Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees of the Trust may also terminate the Financial Services Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings.    Financial Services Fund is generally not required to hold meetings of its shareholders. Under the Trust’s Declaration of Trust, as amended (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Financial Services Fund or a class to the extent and as provided in the Declaration of Trust and as required by applicable law; (d) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust and applicable law; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Fund with the SEC or any state, or as a Trustee may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of Financial Services Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of Financial Services Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Financial Services Fund or its Trustees. Moreover, the Declaration of Trust provides for indemnification out of Financial Services Fund property for all losses and expenses of any shareholder held personally liable for the obligations of Financial Services Fund and Financial Services Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and Financial Services Fund itself is unable to meet its obligations.

Election and Term of Trustees.    Each Trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed. Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of High Return Fund and Financial Services Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Fund Accounting Fees.    DWS Scudder Fund Accounting Corporation (“DWS SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of DeIM, is responsible for determining the net asset value per share of each Fund and maintaining the portfolio and general accounting records for each Fund. Currently, DWS SFAC receives no fee for its services to High Return Fund. Financial Services Fund is obligated to pay DWS SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% on the next $850 million and 0.0045% of such assets in excess of $1 billion, plus holding, multi-class surcharge and transaction charges for this service. For the fiscal year ended November 30, 2005, the amount charged to Financial Services Fund for this service aggregated $97,820.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Financial Services Fund are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between the Trust, on behalf of Financial Services Fund, and the Corporation, on behalf of High Return Fund (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Financial Services Fund to High Return Fund in exchange for the assumption by High Return Fund of all liabilities of Financial Services Fund and for the issuance and delivery to Financial Services Fund of Merger Shares of High Return Fund equal in aggregate value to the net value of the assets transferred to High Return Fund.

After receipt of the Merger Shares, Financial Services Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Financial Services Fund, and the legal existence of Financial Services Fund will be terminated. Each shareholder of Financial Services Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined on page 21) to, the aggregate value of the shareholder’s Financial Services Fund shares.

Prior to the date of the merger, Financial Services Fund will sell all investments that are not consistent with the current investment objective, policies, restrictions and investment strategies of High Return Fund, and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of Financial Services Fund occurring prior to the merger above that which they would have received absent the merger.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Financial Services Fund, as defined in the 1940 Act.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Trust and Directors of the Corporation may consider such alternatives as may be in the best interests of each Fund.

Background and Trustees’ Considerations Relating to the Proposed Merger. DeAM first proposed the merger to the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to restructure its product line to match its distribution focus in the future and eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business.

In particular, DeAM advised the Trustees that because DeAM believes Financial Services Fund is relatively small and has little opportunity for growth, DeAM no longer wishes to manage or support Financial Services Fund in its current form.

The Trustees of the Trust conducted a thorough review of the potential implications of the merger on Financial Services Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees of the Trust met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On May 10, 2006, the Trustees of the Trust, all of whom are not “interested persons” of the Trust (as defined by the 1940 Act), approved the terms of the merger. The Trustees have also unanimously agreed to recommend that the merger be approved by Financial Services Fund’s shareholders.

In determining to recommend that the shareholders of Financial Services Fund approve the merger, the Trustees considered, among others, the factors described below:

•	That, as part of its ongoing program to restructure its product line, DeAM would like to eliminate funds with little opportunity for growth and no longer wishes to manage or support Financial Services Fund;

•	Various alternatives to the proposed merger (e.g., liquidation of Financial Services Fund);

•	That DeAM recommended the merger based on its belief that High Return Fund has a similar investment objective and strategy to Financial Services Fund, relative to other DWS funds; and

•	The proposed merger would address Financial Services Fund’s long-term relative underperformance.

In addition, the Trustees considered the following factors, among others, in determining to recommend that the shareholders of Financial Services Fund approve the merger:

•	The Trustees noted that DeAM would bear all of the expenses associated with the merger, including but not limited to, transaction costs associated with any related repositioning of Financial Services Fund’s portfolio.

•	The Trustees noted that the estimated operating expense ratios of each class of the combined fund are expected to be lower than the corresponding class of Financial Services Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expense ratios for a three year period at levels below Financial Services Fund’s current operating expense ratios. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the merger.

•	The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Trustees noted that the services available to shareholders of each class of High Return Fund were substantially identical to those available to shareholders of the corresponding class of Financial Services Fund.

•	The federal tax consequences of the merger on Financial Services Fund, High Return Fund and their respective shareholders, including, in particular, the historical and pro forma tax attributes of Financial Services Fund and High Return Fund and the effect of the merger on certain tax losses of the Funds (see “Certain Federal Income Tax Consequences” below). The Trustees concluded that lower fund operating expenses and other benefits to shareholders resulting from the merger outweighed the potentially less favorable tax attributes of the combined fund.

•	DeIM has agreed to indemnify High Return Fund against certain liabilities High Return Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in High Return Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by fund management to be remote.

•	DeIM has agreed to indemnify the Independent Trustees of the Trust against certain liabilities that such Independent Trustees may incur by reason of having served as a Trustee of the Trust.

Based on all of the foregoing, the Trustees concluded that Financial Services Fund’s participation in the merger would be in the best interests of Financial Services Fund and would not dilute the interests of Financial Services Fund’s existing shareholders. The Trustees of the Trust, all of whom are not “interested persons” of the Financial Services Fund (as defined in the 1940 Act), unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that High Return Fund will acquire all of the assets of Financial Services Fund solely in exchange for the assumption by High Return Fund of all liabilities of Financial Services Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on November 17, 2006, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Financial Services Fund will transfer all of its assets to High Return Fund, and in exchange, High Return Fund will assume all liabilities of Financial Services Fund and deliver to Financial Services Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Financial Services Fund attributable to shares of the corresponding class of Financial Services Fund, less the value of the liabilities of Financial Services Fund assumed by High Return Fund attributable to shares of such class of Financial Services Fund. Immediately following the transfer of assets on the Exchange Date, Financial Services Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Financial Services Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Financial Services Fund. As a result of the proposed transaction, each shareholder of Financial Services Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Financial Services Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of High Return Fund in the name of such Financial Services Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Directors of the Corporation (who are the same) have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of the Trust and the Directors of the Corporation have determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of High Return Fund and Financial Services Fund, (ii) by either party if the merger shall not be consummated by February 28, 2007 or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation, in the Agreement.

If shareholders of Financial Services Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Financial Services Fund are added to the portfolio of High Return Fund, the resulting portfolio will meet the investment objective, policies, restrictions strategies of High Return Fund. DeAM has represented that approximately 63% of the portfolio of Financial Service Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire other securities consistent with High Return Fund’s investment objectives, policies, restrictions and strategies.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Financial Services Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B and Class C shares of High Return Fund.

Financial Services Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Financial Services Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Financial Services Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the High Return Fund prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, special tax counsel, (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by High Return Fund of all of the assets of Financial Services Fund solely in exchange for Merger Shares and the assumption by High Return Fund of all of the liabilities of Financial Services Fund, followed by the distribution by Financial Services Fund to its shareholders of Merger Shares in complete liquidation of Financial Services Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Financial Services Fund and High Return Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, Financial Services Fund will not recognize gain or loss upon the transfer of its assets to High Return Fund in exchange for Merger Shares and the assumption of Financial Services Fund’s liabilities by High Return Fund, and Financial Services Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Financial Services Fund.

•	Under Section 354 of the Code, shareholders of Financial Services Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Financial Services Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Financial Services Fund will be the same as the aggregate basis of Financial Services Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Financial Services Fund shareholder will include the holding period of the Financial Services Fund shares exchanged therefor, provided that the Financial Services Fund shareholder held the Financial Services Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, High Return Fund will not recognize gain or loss upon the receipt of the assets of Financial Services Fund in exchange for Merger Shares and the assumption by High Return Fund of all the liabilities of Financial Services Fund.

•	Under Section 362(b) of the Code, the basis of the assets of Financial Services Fund transferred to High Return Fund in the reorganization will be the same in the hands of High Return Fund as the basis of such assets in the hands of Financial Services Fund immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of Financial Services Fund transferred to High Return Fund in the reorganization in the hands of High Return Fund will include the periods during which such assets were held by Financial Services Fund.

Some of the portfolio assets of Financial Services Fund will be sold in connection with the merger. The tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and Financial Services Fund’s basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to Financial Services Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) will be distributed as ordinary dividends. All such distributions will be made during or with respect to the year of sale and will be taxable to shareholders.

Financial Service Fund’s ability to carry forward its pre-merger losses will be limited as a result of the merger. The effect of this limitation, however, will depend on the amount of losses in the Fund at the time of the merger. For example, if the merger were to have occurred on May 31, 2006, these limitations would not apply, as Financial Service Fund had zero capital loss carryforwards.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

The portfolio turnover rate for High Return Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the period ended May 31, 2006 was 15%. The portfolio turnover rate for Financial Services Fund for the period ended May 31, 2006 was 1%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains, after utilization of capital loss carryforwards, if any, quarterly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Financial Services Fund’s shareholders, Financial Services Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains, may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization.    The following table sets forth the capitalization of each Fund as of May 31, 2006, and of High Return Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Financial Services Fund	High Return Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$68,096,713	$5,152,604,726		$5,220,701,439
Class B Shares	$13,195,788	$733,905,874		$747,101,662
Class C Shares	$9,447,192	$950,443,079		$959,890,271
Class I Shares	$—	$23,516,662	—	$23,516,662
Class S Shares	$—	$129,415,385	—	$129,415,385
Class R Shares	$—	$27,490,004	—	$27,490,004
Institutional Class	$—	$666,223,625	—	$666,223,625

Total Net Assets	$90,739,693	$7,683,599,355	—	$7,774,339,048

Shares Outstanding
Class A Shares	5,264,461	110,892,693	(3,798,755)	112,358,399
Class B Shares	1,032,502	15,854,294	(747,434)	16,139,362
Class C Shares	737,042	20,513,377	(533,131)	20,717,288
Class I Shares	—	506,303	—	506,303
Class S Shares	—	2,785,394	—	2,785,394
Class R Shares	—	592,783	—	592,783
Institutional Class	—	14,337,986	—	14,337,986
Net Asset Value Per Share
Class A Shares	$12.94	$46.46		$46.46
Class B Shares	$12.78	$46.29		$46.29
Class C Shares	$12.82	$46.33		$46.33
Class I Shares	$—	$46.45	—	$46.45
Class S Shares	$—	$46.46	—	$46.46
Class R Shares	$—	$46.37	—	$46.37
Institutional Class	$—	$46.47	—	$46.47

(1)	Assumes the merger had been consummated on May 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of High Return Fund will be received by the shareholders of Financial Services Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of High Return Fund that actually will be received on or after such date.

The Trustees of the Trust, all of whom are independent Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Financial Services Fund into High Return Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Financial Services Fund Shareholders (the “Meeting”). The Meeting is to be held on October 31, 2006 at 4:00 p.m. Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about August 18, 2006.

As of August 3, 2006, Financial Services Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	5,293,486.94
Class B	975,571.42
Class C	732,213.42

Only shareholders of record on August 3, 2006 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Financial Services Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Financial Services Fund as defined in the 1940 Act as (A) 67% or more of the voting securities of Financial Service Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of Financial Services Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of Financial Services Fund, whichever is less.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Financial Services Fund at the close of business on August 3, 2006 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of one-third of the shares of Financial Services Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Financial Services Fund as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of August 3, 2006, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of Financial Services Fund and the officers and Directors of the Corporation as a group beneficially owned less than 1% of the outstanding shares of High Return Fund. To the best of the knowledge of Financial Services Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Financial Services Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Financial
Class A	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor New York, NY 10001-2402	5.02%

Class B	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor New York, NY 10001-2402	9.40%

Class C	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor New York, NY 10001-2402	6.31%

To the best of the knowledge of High Return Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of High Return Fund as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
Dreman
Class A	Morgan Stanley DW Attn: Mutual Fund Operations Jersey City, NJ 07311-3907	11.50%

Class	Shareholder Name and Address	Percentage Owned

Class B	Morgan Stanley DW Attn: Mutual Fund Operations Jersey City, NJ 07311-3907	7.66%

	MLPF&S For the Sole Benefit of its Customers Attn: Fund ADM (97HB6) Jacksonville, FL 32246-6484	6.57%

	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor New York, NY 10001-2402	5.84%

Class C	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration Jacksonville, FL 32246-6484	16.29%

	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor New York, NY 10001-2402	9.41%

	Morgan Stanley DW Attn: Mutual Fund Operations Jersey City, NJ 07311-3907	5.48%

Institutional Class	MLPF&S For the Sole Benefit of its Customers Attn: Fund ADM (97HB3) Jacksonville, FL 32246-6484	74.45%

	DWS Trust Company TTEE FBO DB Matched Savings Plan Attn: Asset Recon Dept # XXXXXX Salem, NH 03079-1143	16.53%

Class I	AIG Federal Savings Bank Cust FBO North Carolina Baptist Hospitals Inc. 403B Retirement Savings Plan Houston, TX 77019-7104	62.44%

	State Street Bank & Trust Co Cust FBO Scudder Pathway Series Growth Portfolio Quincy, MA 02171-2105	12.38%

	State Street Bank & Trust Co Cust FBO Scudder Pathway Series Balanced Portfolio Quincy, MA 02171-2105	10.27%

Class	Shareholder Name and Address	Percentage Owned
Class R	Hartford Life Insurance Company Separate Account Hartford, CT 06104-2999	17.54%

	State Street Bank & Trust FBO ADP/DWS Scudder Choice 401(K) Product Florham Park, NJ 07932-1502	12.06%

	MFS Heritage Trust Co FBO Certain Company Benefit Plans Boston, MA 02205-5824	11.17%

	MG Trust Co AGT Frontier Trust Co TTEE FBO Pinehurst Surgical Clinic PA 401K Plan A/C XXXXXX Fargo, ND 58106-0699	9.48%

	Patterson & Co FBO Penn National Gaming Inc 1525 W. WT Harris Blvd NC-1151 Charlotte, NC 28288-0001	6.55%

	Mitra & Co Exp C/O M & I Trust Milwaukee, WI 53202-6648	5.25%

S Class	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept. San Francisco, CA 94104-4151	47.86%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Trust, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

The presence at any shareholders’ meeting, in person or by proxy, of the holders of at least one-third of the outstanding shares of Financial Services Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. For purposes of determining the presence of a quorum for transacting business at the meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted, and thus will have the effect of a “no” vote. Broker non-votes are proxies received by Financial Services Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $26,128. As the Meeting date approaches, certain shareholders of Financial Services Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Financial Services Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at Computershare. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Financial Services Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 345 Park Avenue, New York, New York 10154, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of a Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of             , 2006, by and among DWS Value Series, Inc. (the “Acquiring Corporation”), a Maryland corporation, on behalf of DWS Dreman High Return Equity Fund (the “Acquiring Fund”), a series of the Acquiring Corporation; DWS Equity Trust (the “Acquired Trust”), a Massachusetts business trust, on behalf of DWS Dreman Financial Services Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Corporation and the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C shares of Common Stock ($.01 par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares in the manner set forth in section 2.3; and (ii) to assume all the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the Acquired Fund Trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, and thereafter of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Incorporation, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class B and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets, net of liabilities, with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by the Funds’ Independent Registered Public Accounting Firm upon the reasonable request of a Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be November 20, 2006, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank & Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  SSB, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation payable to the Acquired Fund’s trustees.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended November 30, 2005, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since November 30, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquired Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain, as such terms are defined in the Code, that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SSB, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Corporation is a Maryland corporation duly organized and validly existing under the laws of Maryland with power under the Acquiring Corporation’s Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Incorporation. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (i) in violation of Maryland law or of the Acquiring Corporation’s Articles of Incorporation, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended November 30, 2005, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since November 30, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquiring Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations and by this section 5.1; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Corporation covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 29, 2006.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and will completely liquidate.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Trust, the Acquiring Corporation, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Trust, the Acquiring Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of the Acquiring Fund, and the Acquired Fund, subject to section 5.13, agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with the cash proceeds from the disposition of assets pursuant to this section 5.15.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Corporation on behalf of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Corporation has been formed and is an existing corporation;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Corporation’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation’s Articles of Incorporation, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Corporation is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Corporation, (ii) the Acquiring Corporation is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of Maryland for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of such customary representations as it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B and Class C shares of the Acquiring Fund to 1.12%, 1.96% and 1.87%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing November 20, 2006 and ending February 28, 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust on behalf of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C., of such customary representations as it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of such customary and reasonable representations as it shall request of each of the Acquiring Corporation and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM, or its affiliates, will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the reconfiguration of its portfolio, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 28, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, directors, or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq.; or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Acquired Trust mean and refer to the trustees of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquired Trust conducts its business. References in this Agreement to the Acquiring Corporation mean and refer to the directors of the Acquiring Corporation from time to time serving under its Articles of Incorporation, as amended from time to time, pursuant to which the Acquiring Corporation conducts its business. It is expressly agreed that the obligations of the Acquired Trust and Acquiring Corporation hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquired Trust, Acquiring Corporation or the Funds personally, but bind only the respective property of the Funds, as provided in the Acquired Trust’s and the Acquiring Corporation’s charter documents. Moreover, no series of either the Acquired Trust or the Acquiring Corporation other than the Funds shall be responsible for the obligations of the Acquired Trust and Acquiring Corporation hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Acquired Trust and Acquiring Corporation hereunder. The execution and the delivery of this Agreement have been authorized by each of the Acquired Trust’s and Acquiring Corporation’s trustees/directors, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such trustees/directors, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Acquired Trust’s and the Acquiring Corporation’s charter documents.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquired Trust or Acquiring Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VALUE SERIES, INC., on behalf of DWS Dreman High Return Equity Fund

Secretary	By: Its:

Attest:	DWS EQUITY TRUST, on behalf of DWS Dreman Financial Services Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Exhibit B

Financial Highlights

Class A

Years Ended November 30,	2006[a]		2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$44.37		$41.25		$36.44	$30.15	$36.74	$33.91

Income (loss) from investment operations:
Net investment income[b]	.43		.67		.59	.59	.53	.41
Net realized and unrealized gain (loss) on investment transactions	1.99		3.05		4.81	6.28	(6.63)	2.94

Total from investment operations	2.42		3.72		5.40	6.87	(6.10)	3.35

Less distributions from:
Net investment income	(.33)		(.60)		(.59)	(.58)	(.49)	(.52)
Redemption fees	.00	***	.00	***	—	—	—	—

Net asset value, end of period	$46.46		$44.37		$41.25	$36.44	$30.15	$36.74

Total Return (%)[c]	5.48	**	9.07		14.97	23.18	(16.77)	9.94

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5,153		4,767		4,170	2,983	2,056	2,101
Ratio of expenses (%)	1.12	*	1.12		1.14	1.27	1.27	1.27
Ratio of net investment income (loss) (%)	1.86	*	1.56		1.54	1.87	1.54	1.13
Portfolio turnover rate (%)	15	*	9		10	14	25	29

[a]	For the six months ended May 31, 2006 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class B

Years Ended November 30,	2006[a]		2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$44.20		$41.08		$36.29	$30.01	$36.58	$33.75

Income (loss) from investment operations:
Net investment income[b]	.25		.32		.28	.34	.25	.12
Net realized and unrealized gain (loss) on investment transactions	1.98		3.03		4.78	6.26	(6.62)	2.93

Total from investment operations	2.23		3.35		5.06	6.60	(6.37)	3.05

Less distributions from:
Net investment income	(.14)		(.23)		(.27)	(.32)	(.20)	(.22)
Redemption fees	.00	***	.00	***	—	—	—	—

Net asset value, end of period	$46.29		$44.20		$41.08	$36.29	$30.01	$36.58

Total Return (%)[c]	5.05	**	8.18		14.02	22.19	(17.43)	9.03

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	734		761		915	1,150	1,243	1,609
Ratio of expenses (%)	1.92	*	1.95		1.96	2.08	2.08	2.08
Ratio of net investment income (loss) (%)	1.06	*	.73		.72	1.06	.73	.32
Portfolio turnover rate (%)	15	*	9		10	14	25	29

[a]	For the six months ended May 31, 2006 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class C

Years Ended November 30,	2006[a]		2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$44.25		$41.13		$36.34	$30.04	$36.61	$33.78

Income (loss) from investment operations:
Net investment income[b]	.26		.35		.30	.35	.26	.13
Net realized and unrealized gain (loss) on investment transactions	1.98		3.04		4.79	6.28	(6.62)	2.93

Total from investment operations	2.24		3.39		5.09	6.63	(6.36)	3.06

Less distributions from:
Net investment income	(.16)		(.27)		(.30)	(.33)	(.21)	(.23)
Redemption fees	.00	***	.00	***	—	—	—	—

Net asset value, end of period	$46.33		$44.25		$41.13	$36.34	$30.04	$36.61

Total Return (%)[c]	5.06	**	8.26		14.08	22.27	(17.42)	9.09

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	950		858		683	549	398	398
Ratio of expenses (%)	1.86	*	1.88		1.92	2.02	2.05	2.05
Ratio of net investment income (loss) (%)	1.12	*	.80		.76	1.12	.76	.35
Portfolio turnover rate (%)	15	*	9		10	14	25	29

[a]	For the six months ended May 31, 2006 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS Scudder

222 South Riverside Plaza

Chicago, IL 60606

800-621-1048

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, at 1-866-774-4940.

Costello-DFS

	DWS EQUITY TRUST	PROXY CARD
DWS DREMAN FINANCIAL SERVICES FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
PO Box 9132	4:00 p.m., Eastern time, on October 31, 2006
Hingham, MA 02043-9132

The undersigned hereby appoint(s) Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements therof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999 _____________________
Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	DFS_16551 WAVE III-CIT_E

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-866-241-6192	Vote, sign and date this Proxy	Attend Shareholder Meeting
https://vote.proxy-direct.com	Follow the recorded	Card and return in the	345 Park Avenue, 27th Floor
Follow the on-screen instructions	instructions	postage-paid envelope	New York, NY 10154
available 24 hours	available 24 hours		on October 31, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ☐

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS Dreman Financial Services Fund to DWS High Return Equity Fund in exchange for shares of DWS Dreman High Return Equity Fund and the assumption by DWS Dreman High Return Equity Fund of all the liabilities of DWS Dreman Financial Services Fund and the distribution of such shares to the shareholders of DWS Dreman Financial Services Fund in complete liquidation and termination of DWS Dreman Financial Services Fund.	☐	☐	☐
The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

STATEMENT OF ADDITIONAL INFORMATION

DWS VALUE SERIES, INC.

DWS Dreman High Return Equity Fund

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus /Proxy Statement dated August 15, 2006 for the Special Meeting of Shareholders of DWS Dreman Financial Services Fund (“Financial Services Fund”), a series of DWS Equity Trust, to be held on October 31, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Dreman High Return Equity Fund (“High Return Fund”), a series of DWS Value Series, Inc. is contained in High Return Fund’s statement of additional information (“SAI”) dated March 1, 2006 as supplemented from time to time, for Class A, Class B and Class C shares, which is attached to this statement of additional information as Appendix A. The audited financial statements and related independent accountant’s report for High Return Fund contained in the Annual Report for the fiscal year ended November 30, 2005 and the unaudited financial statements for High Return Fund contained in the Semi-Annual Report for the six-month period ended May 31, 2006, are incorporated herein by reference insofar as they relate to the Fund’s participation in the merger. No other parts of the Annual or Semi-Annual Report are incorporated by reference herein.

Further information about Financial Services Fund is contained in the statement of additional information dated March 1, 2006, as supplemented from time to time, for Class A, Class B and Class C shares.

The date of this statement of additional information is August 15, 2006.